UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 29, 2024
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2024, Energizer Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into that certain Fourth Amendment to Credit Agreement (the “Repricing Amendment”) to the Amended and Restated Credit Agreement, dated as of December 22, 2020, among Company, the financial institutions from time to time party thereto as lenders, the issuing banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent thereunder (as amended by the Incremental Term Loan Amendment No. 1, dated as of January 7, 2021, the Amendment No. 2 and Increasing Lender Supplement, dated as of December 31, 2021, the Amendment No. 3 to Credit Agreement, dated as of February 22, 2023 and as amended by the Repricing Amendment, the “Credit Agreement”).

The Repricing Amendment (i) reduces the Applicable Margin that applies to Term Loans under the Credit Agreement by 25 basis points from 1.25% to 1.00% in the case of any Floating Rate Loans and by 25 basis points from 2.25% to 2.00% in the case of any Term Benchmark Loans, (ii) removes the credit spread adjustment that previously applied when calculating the Adjusted Term SOFR Rate for Term Loans that are Term Benchmark Loans and (iii) resets the prepayment premium for the Term Loans to apply to a Repricing Event that occurs within six months after the effective date of the Repricing Amendment, and makes other related changes and updates. The Repricing Amendment effected the repricing by establishing a new tranche of Refinancing Term Loans that replaced the Term Loans previously outstanding under the Credit Agreement. Capitalized terms used in this Item 1.01 but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

A copy of the Repricing Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The above description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Repricing Amendment is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Credit Agreement, dated as of May 29, 2024, by and among Energizer Holdings, Inc., as borrower, the other loan parties party thereto, refinancing term lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ John J. Drabik
John J. Drabik
Executive Vice President and Chief Financial Officer

Dated: May 29, 2024